AB LARGE CAP GROWTH FUND, INC.

AB CAP FUND, INC.
-AB Emerging Markets Multi-Asset Portfolio
- AB Select US Long/Short Portfolio

Each of the funds listed above is hereinafter referred to as a "Fund" or, collectively, the "Funds".

Supplement dated February 3, 2017 to the Prospectus and Summary Prospectus dated July 29, 2016 of AB Emerging Markets Multi-Asset Portfolio and the Prospectus and Summary Prospectuses dated November 1, 2016 of AB Large Cap Growth Fund and AB Select US Long/Short Portfolio.

*          *          *

The following information replaces the third paragraph in each Fund's Prospectus under the heading "Management of the Fund(s)—Investment Adviser."

AB Emerging Markets Multi-Asset Portfolio
A discussion regarding the basis for the Board's most recent approval of the Fund's investment advisory agreement will be available in the Fund's annual report to shareholders for the fiscal year ending March 31, 2017.  A discussion regarding the basis for the Board's earlier approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended September 30, 2016.

AB Large Cap Growth Fund and AB Select US Long/Short Portfolio
A discussion regarding the basis for the Board's most recent approval of the investment advisory agreement of AB Concentrated Growth Fund, AB Global Core Equity, AB International Strategic Core Portfolio, AB Small Cap Growth Fund, AB Select US Equity Portfolio, AB Select US Long/Short Portfolio and AB Large Cap Growth Fund will be available in the Fund's annual report to shareholders for the fiscal year ending June 30, 2017 (or July 31, 2017 with respect to AB Large Cap Growth Fund). A discussion regarding the basis for the Board's earlier approval of each Fund's investment advisory agreement, except AB International Strategic Core Portfolio, is available in the Fund's annual report to shareholders for the fiscal year ended June 30, 2016 or July 31, 2016 as shown in the table above. A discussion regarding the basis for the Board's earlier approval of AB International Strategic Core Portfolio's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended December 31, 2015.

*          *          *

The following replaces certain information under the heading "Management of the Fund - Portfolio Managers" in the Prospectus with respect to AB Emerging Markets Multi-Asset Portfolio.
PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Emerging Markets Multi-Asset Team. The Emerging Markets Multi-Asset Team relies heavily on the fundamental analysis and research of the Adviser's internal research staff. No one person is principally responsible for coordinating the Fund's investments.
The following table lists the senior members of the Emerging Markets Multi-Asset Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:

Employee; Length of Service with the Fund; Title	Principal Occupation During the Past Five (5) Years
Henry S. D'Auria, since 2011; Senior Vice President of the Adviser and Chief Investment Officer, Emerging Markets Value Equity	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

Paul J. DeNoon; since 2011; Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

Morgan C. Harting; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2012.

*          *          *

The following information replaces certain information in Appendix A of each Fund's Prospectus under the heading "Hypothetical Investment and Expense Information."

AB Emerging Markets Multi-Asset Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$549.67	$9,929.08
2	9,929.08	496.45	10,425.53	282.53	10,143.00
3	10,143.00	507.15	10,650.15	288.62	10,361.53
4	10,361.53	518.08	10,879.61	294.84	10,584.77
5	10,584.77	529.24	11,114.01	301.19	10,812.82
6	10,812.82	540.64	11,353.46	307.68	11,045.78
7	11,045.78	552.29	11,598.07	314.31	11,283.76
8	11,283.76	564.19	11,847.95	321.08	11,526.87
9	11,526.87	576.34	12,103.21	328.00	11,775.21
10	11,775.21	588.76	12,363.97	335.06	12,028.91
Cumulative		$5,351.89		$3,322.98

*
Expenses are net of any fee waiver or expense waiver through July 31, 2017. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before fee waiver.

AB Large Cap Growth Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$526.54	$9,952.21
2	9,952.21	497.61	10,449.82	105.54	10,344.28
3	10,344.28	517.21	10,861.49	109.70	10,751.79
4	10,751.79	537.59	11,289.38	114.02	11,175.36
5	11,175.36	558.77	11,734.13	118.51	11,615.62
6	11,615.62	580.78	12,196.40	123.18	12,073.22
7	12,073.22	603.66	12,676.88	128.04	12,548.84
8	12,548.84	627.44	13,176.28	133.08	13,043.20
9	13,043.20	652.16	13,695.36	138.32	13,557.04
10	13,557.04	677.85	14,234.89	143.77	14,091.12
Cumulative		$5,731.82		$1,640.70

AB Select US Long/Short Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$633.11	$9,845.64
2	9,845.64	492.28	10,337.92	223.30	10,114.62
3	10,114.62	505.73	10,620.35	229.40	10,390.95
4	10,390.95	519.55	10,910.50	235.67	10,674.83
5	10,674.83	533.74	11,208.57	242.11	10,966.46
6	10,066.46	548.32	11,514.78	248.72	11,266.06
7	11,266.06	563.30	11,829.36	255.51	11,573.85
8	11,573.85	578.69	12,152.54	262.49	11,890.05
9	11,890.05	594.50	12,484.55	269.67	12,214.88
10	12,214.88	610.74	12,825.62	277.03	12,548.59
Cumulative		$5,425.60		$2,877.01

*
Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

*          *          *          *          *

This Supplement should be read in conjunction with the Prospectus for each Fund.
You should retain this Supplement with your Prospectus(es) for future reference.
__________________
AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

2